OFFICE DEPOT BUSINESS REVIEW

                                January 10, 2001

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: Except for historical information, the matters discussed in this meeting and in our press release dated January 3, 2001 are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, including all of the projections and anticipated levels of future performance, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. These risks and uncertainties are detailed from time to time by Office Depot in its filings with the United States Securities and Exchange Commission, including without limitation its most recent filing on Form 10-K, filed in March, 2000 and subsequent 10-Q filings, including our most recent 10-Q, filed on October 31, 2000. You are strongly urged to
review  such  filings  for  a  more  detailed   discussion  of  such  risks  and
uncertainties. The Company's SEC filings are readily obtainable at no charge at www.sec.gov, www.10kwizard.com and at www.freeEDGAR.com as well as on a number of other commercial Web sites. In addition to these prior cautionary statements, you are cautioned that future performance may be impacted by a number of additional matters referred to in this meeting and in our Press Release dated January 3, 2001.


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OUR INITIAL  BUSINESS  REVIEW IS COMPLETE

o    Comprehensive review of all of our businesses
o    Focused on:
     -    core competencies and competitive advantages
     -    integrating our cross-channel knowledge of our customer base
     -    changing competitive environment
     -    under performing business segments and assets
     -    reducing complexity and improving efficiency

o Objective: establish Office Depot as a compelling place to work, shop and invest

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SUMMARY OF CHARGES/ EXPENSE/CAPEX INVESTMENTS 2000 AND 2001
                                               2000*        2001*       2001*
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                                              Charge**  Capital***    Expense***
--------------------------------------------------------------------------------
North American Retail                           $210         $25          $30
Business Service Group                            10          30           15
Certain Investments in Internet Companies         45        ----         ----
International                                     20        ----         ----
Other                                             15           5            5

Total                                           $300         $60          $50
--------------------------------------------------------------------------------
*All Figures are reported in millions and before taxes
**Figures shown represent the upper end of the range of charges and are subject to final review by the Company's Auditors
***Capital and Expense items are estimates of incremental capital and expense items for 2001 (beyond normal budget items) and are subject to change


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OUR PRIORITIES FOR 2001 AND BEYOND

o    Restore the health, vitality and growth of our U.S. retail operations
o    Grow our international business at double digit rates
o    Grow our "best in class" electronic commerce business
o    Build a world class warehouse and distribution network

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FINANCIAL FOCUS

o    Cash
o    RONA
o    Shareholder value creation

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POSITION OFFICE DEPOT...

                                         as a
                                   COMPELLING PLACE
                                       - To Work
                                      - To Shop
                                      - To Invest

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THREE COMPELLING REASONS TO INVEST IN ODP

o    North American Retail
o    Delivery Business...E-commerce
o    International

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NORTH AMERICAN RETAIL

o    Growth opportunities still exist in North American Retail
o    Transform store model from convenience to destination
o    Increase leverage of "Bricks and Clicks"
o    Create compelling place to shop


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DOMESTIC BUSINESS SERVICES GROUP

o    Second largest business segment
     - Contract, Office Depot catalog, Viking direct mail and domestic internet
o    Rapidly growing
o    Strong future growth characteristics
     -    Supplies focused
     -    Competitive advantages
     -    Fully integrated

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DOMESTIC BUSINESS SERVICES GROUP

Priorities:
o    Improve warehouse efficiency/leverage
     -    Reduce complexity o Improve contract profitability
o    Invest in E-commerce

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WORLDWIDE E-COMMERCE

o    Total 2000 worldwide sales near $1 billion
     -    $1.5 billion in 2001 and $2.5 billion by 2003
o    Rapidly growing/profitable
o    Strategically integrated

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E-COMMERCE - PUBLIC SITE
www.officedepot.com

o    Over 1 million Web registrants
o    32,000 - 33,000 new web customers/month
     o    75%- 80% new to ODP
o    75,000 customers/month use site to locate stores
o    Cannibalization - catalog to Web
     o    increase purchases by 30%
     o    more loyal
     o    60%/40% split


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E-COMMERCE - PRIVATE SITE
BSDnet.officedepot.com

o    Corporate customers
     -    100,000 companies connected to BSD Net
     -    600,000 users at desks
o    Growing
     -    Adding 900 new companies each week
     -    Adding 4-5,000 new users each week
o    Competitive advantage
     -    40% contract sales through Web

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WORLDWIDE E-COMMERCE STRATEGY

o    Best in class Websites
o    Integrate with best eProcurement solutions
     -    Ariba, CommerceOne, Metiom, etc.
     -    Office Depot the easiest to implement - Best Partner
o    Develop strategic alliances
     -    eMarketplaces - new
o    40 connected (150 in Progress) + Bank of America, Sabre, Chase.com, etc.
     -    Small business portals
o    AOL - Netscape Business; Microsoft - Bcentral
o    Develop business services
     -    18 partners connected

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OD.COM BUSINESS SERVICES

         (photo of Business Services screen on Website)

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INTERNATIONAL OVERVIEW

o    Retail,  contract and catalog  operations in 16 countries  outside of North
     America
o    29 ODP owned retail stores in France and Japan
o    Joint venture and licensing arrangements in 5 countries
     -    97 Office Depot retail stores



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INTERNATIONAL PERFORMANCE

International sales as % of total
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     o        2000: 13%
     o        1999: 13%
     o        1998: 11%

International operating profit as % of total
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     o        2000: 21%
     o        1999: 17%
     o        1998: 18%

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INTERNATIONAL

o    Fastest growing segment
o    Highly profitable
o    Highest return on sales %
o    Highest RONA
o    Free cash flow positive

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INTERNATIONAL

o    Invest for the future
     -    Build out global E-commerce infrastructure
     -    Open new country in Europe in 2001
     -    Launch ODP contract in four new countries in 2001
     -    Expand warehouse distribution
          o    Europe
          o    Japan
     -    Grow retail - add new stores
          o    France
          o    Japan

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THE NETHERLANDS (WEBSITE PHOTO ONLY)

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GERMANY (WEBSITE PHOTO ONLY)

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CAPEX, CASH, BALANCE SHEET

o    $300 million capital allocated in 2001
     -    $60 million result of review
o    $200 + million free cash flow in 2001



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     -    Slight improvement in inventory turns
o    $150 million cash at year-end 2000
     -    Approximately $380 million revolver debt
o    $150 million cash by year-end 2001
     -    Approximately $150 million revolver debt

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OFFICE DEPOT...
                          A compelling place to invest
               o    Global leadership
               o    Strong balance sheet
               o    Future growth platforms
               o    Under-valued